M & T BANK

BLUE RIDGE REAL ESTATE COMPANY MORTGAGE

Pennsylvania

I hereby certify that the address

Record and Return to:

of the Mortgagee is:

M & T BANK

Manufacturers and Traders Trust Company

Collateral and Documentation Department

One M & T Plaza

P.O. Box 1358

Buffalo, New York 14240

Buffalo, NY 14240

Attn: General Counsel's Office

/s/ JOSEPH E. KLUGER, ESQUIRE

On behalf of Mortgagee

THIS IS AN OPEN·END MORTGAGE

SECURING FUTURE ADVANCES UP TO

A MAXIMUM PRINCIPAL AMOUNT OF

$ 5,000,000.00

PLUS ACCRUED

INTEREST AND OTHER INDEBTEDNESS

AS DESCRIBED IN 42.PA. C.S.A.§8143

THIS MORTGAGE, ASSIGNMENT OF LEASES, and SECURITY AGREEMENT (this "Mortgage") dated June 15,2007, is made by Blue Ridge Real Estate Company, a Pennsylvania corporation whose address is Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610-0707 (the "Mortgagor") in favor of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank"), a New York banking corporation with banking offices at One M & T Plaza, Buffalo, New York 14240 Attention: Office of General Counsel

A.

  Obligations Secured. This Mortgage is executed, acknowledged and delivered by the Mortgagor to secure and enforce the following obligations and liabilities:

1.

Present and Future Obligations. ANY AND ALL PRESENT AND FUTURE OBLIGATIONS AND INDEBTEDNESS OF EVERY KIND AND DESCRIPTION OF THE MORTGAGOR TO THE BANK OR ANY AFFILIATE (as herein defined), including all indebtedness and obligations for the payment of money now existing or arising in the future, direct or indirect, absolute, absolute or contingent (including those arising by operation of law), due or to become due, contractual or tortious, liquidated or unliquidated, now or hereafter owing by the Mortgagor or any Obligor to the Bank, or its successors or assigns, or its Affiliates, whether or not allowed as a claim against the Mortgagor in bankruptcy, all extensions, renewals, refinancings, modifications and replacements and all interest and related charges, and reinstated Obligations, fees, late fees, expenses, attorneys' fees and costs or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred (collectively, the "Obligations"); and

2.

Performance; Loan Documents. The performance of all of the terms, covenants, conditions, agreements, obligations and liabilities of the Mortgagor or any Obligor under this Mortgage or any and all credit accommodations, loan agreements, notes, guaranties and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Obligations, together with all amendments, modifications, substitutions, renewals or extensions thereof(all of the foregoing collectively referred to as the "Loan Documents").

The Obligations secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes. If the Obligations are residential, consumer or household in nature, then the Confession of Judgment in Paragraph L (3) is not applicable. This Mortgage secures payment of any and all of the Obligations, but the maximum principal amount of the Indebtedness secured, or which by any contingency may be secured hereby, is the amount first stated above and if the amount of the Obligations outstanding at any time exceeds said maximum amount secured, all payments in reduction of the Obligations shall be applied first to such excess not secured hereby and the lien of this Mortgage shall continue until all Obligations secured hereby, including outstanding contingent liabilities, if any, are finally and irrevocably paid in full.

B.

  Definitions. As used herein, the following terms shall have the following meanings:

1.

Affiliate. The term "Affiliate" means M& T Bank Corporation and any of its direct and indirect affiliates and subsidiaries.

2.

Obligor. The term "Obligor" means the Mortgagor and each and every other maker, endorser, guarantor or surety of or for the Obligations, and any other party granting a security interest or other lien or encumbrance on any of its property to secure the Obligations. If the name of the person(s) or entity(ies) inserted in the space at the end of this paragraph is different from the name of Mortgagor identified on page one of this Mortgage, then this Mortgage has also been granted to the Bank to secure, in part, one or more guaranties of the following person(s) or entity(ies) or the Mortgagor has granted the Mortgage to the Bank to secure, in part, the following person's or entity's obligations to the Bank without a guaranty, and the term "Obligor" shall also include the following person(s) or entity(ies): Northeast Land Co., BBC Holdings, Inc., BRRE Holdings, Inc., Big Boulder Corporation, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Co., Individually and d/b/a Stoney Run Realty Company and d/b/a Stoney Run Builders Company, and Jack Frost Golf Course, Inc.

3.

Uniform Commercial Code. The term "Uniform Commercial Code" means the Uniform Commercial Code as the same may be in effect in the Commonwealth of Pennsylvania, as amended from time to time.

C.

  Grant of Mortgage. To secure the payment and performance of all Obligations, the Mortgagor hereby mortgages, grants, conveys and assigns to the Bank, and grants to the Bank a lien on and a security interest in, all of the land, buildings, improvements, fixtures, equipment, easements, rights, appurtenances, leases, rents, contract rights and all of the following property, whether presently in existence or to come into existence at some future time (collectively, the "Mortgaged Property"):

1.

Real Property.

Street Address: ________________________________________________________________________

Municipality/County/State:   Tobyhanna Township, Monroe County, PennsyIvania, Kidder Township, Carbon County, Pennsylvania, Thornhurst Township, Lackawanna County, Pennsylvania, Coolbaugh Township, Monroe County, Pennsylvania, Bear Creek Township, Luzerne County, Pennsylvania and Buck Township  Luzerne County, Pennsylvania,

Tax Lot and Block/Parcel lD No.:  See attached

Deed Book See attached, Page ___________________________

as more fully described in the attached Schedule A, together with all buildings, structures and improvements of every kind erected thereon (the "Real Property");

2.

Fixtures; Leases; Estates, etc. All fixtures, machinery, equipment and other articles of real, personal or mixed property attached to, situate or installed in or upon, or used in the operation or maintenance of, the Real Property or any plant or business situated thereon, whether or not such real, personal or mixed property is or shall be affixed to the Real Property, and all replacements, substitutions, accretions and proceeds of the foregoing (collectively, "Fixtures"). All leases, licenses, occupancy agreements or agreements to lease all or any part of the Real Property and all extensions, renewals, amendments, and modifications thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Property (collectively, the "Income"); all contract rights, accounts, investment property and general intangibles relating to the Real Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; all insurance policies. All estates, rights, tenements, hereditaments, privileges, easements, and appurtenances of any kind benefitting the Real Property; all means of access to and from the Real Property, whether public or private; all water and mineral rights; all rights of the Mortgagor as grantor, declarant or unit owner under any condominium master deed, declaration or by-laws or in any association applicable to the Real Property; and

3.

Proceeds. All "Proceeds" of any of the above-described property, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include whatever is received upon the use, lease, sale, exchange, collection, or other utilization or any disposition of any of the foregoing property, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

D.

Extent and Priority of Lien of Mortgage.

1.

Purchase Money Mortgage. If all or any part of the Obligations secured by this Mortgage were used in whole or in part to fund the acquisition of all or any part of the Mortgaged Property, this Mortgage shall constitute a purchase money mortgage and shall be entitled to all benefits as such under applicable laws of the state in which the Mortgaged Property is located.

2.

Open-End Mortgage. This Mortgage secures all existing and future advances and readvances under the Loan Documents all of which shall be entitled to the lien priority and benefits of an Open-End Mortgage under 42 Pa. C.S.A. §8143, as it may be amended from time to time, (the "Open-End Mortgage Statute"). Without limiting anything contained in any provision of this Mortgage, this Mortgage secures the Mortgagor's obligation to repay all advances and readvances of principal under the Obligations made at closing or thereafter and all interest, late charges, fees, and other amounts due under the Obligations or this Mortgage, and in addition thereto: (i) all advances by the Bank to the Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, and completion of any part of any improvements situated on the Mortgaged Property; (ii) any and all advances made or costs incurred by the Bank for the payment of taxes, assessments, maintenance charges, insurance premiums, and similar charges with respect to the Mortgaged Property; (iii) any and all costs incurred for the protection of all or any part of the Mortgaged Property or the lien of this Mortgage; and (iv) any and all legal fees, costs, and other expenses incurred by the Bank by reason of any default or otherwise in connection with the Obligations.

3.

Industrial Plant Mortgage. This Mortgage is intended to be an industrial plant mortgage within the broadest interpretation of the "industrial plant mortgage doctrine" under the laws of the Commonwealth of Pennsylvania.

4.

Changes in Mortgage. The Mortgagor and the Bank may agree to change the interest rate or the maturity date applicable to the Obligations, release collateral for the Obligations or otherwise alter any other term of the Loan Documents; none of such changes shall affect the priority of the lien on this Mortgage.

5.

Defeasance. This Mortgage shall terminate upon indefeasible payment and performance in full of the Obligations. Thereupon, the Bank shall release the Mortgaged Property and shall execute at the request of the Mortgagor a release of this Mortgage and any other instrument to that effect deemed necessary or desirable.

E.

Assignment of Leases. The Mortgagor hereby assigns and pledges to the Bank, as further security for the payment of the Obligations, all existing and future Leases and Income. The Mortgagor shall, upon demand, deliver to the Bank the original or an executed copy of each such Lease. The Mortgagor grants to the Bank the right to (i) enter the Mortgaged Property and collect the Income with or without taking possession of the Mortgaged Property; (ii) with or without legal process, dispossess by usual summary proceeding any tenant defaulting in the performance of its obligations under its lease; (iii) let the Mortgaged Property or any part thereof; and (iv) apply the Income to the payment of any charges and expenses of the Mortgaged Property or to the repayment of the Obligations in such order and amounts as the Bank shall determine in its sole discretion. This assignment shall continue in effect until this Mortgage is paid in full and discharged of record; however, so long as there shall exist no Event of Default (hereinafter defined), the Mortgagor shall have a license to collect the Income as it becomes due, but not prior to accrual. Without the prior written consent of the Bank, the Mortgagor shall not enter into, or amend, modify or terminate, any Lease of the Mortgaged Property. If the Mortgagor requests the Bank's consent pursuant hereto, but if the Bank does not respond to such request within ten (10) business days of receipt by the Bank of the request, the Bank's consent shall be deemed to have been given. The Mortgagor shall not collect any of the rent from the Mortgaged Property in advance of the time when the same shall become due under any lease or tenancy arrangement or, in any event, more than one (1) month in advance. The provisions of this

Paragraph are for the sole benefit of the Bank and are not for the benefit of any other person or entity.

F.

Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and shall be deemed to constitute a financing statement. The Mortgagor hereby grants to the Bank a security interest in all equipment and fixtures and other personal property included in the Mortgaged Property, whether now owned or hereafter acquired, and all replacements of, substitutions for, and additions to, such property, and the Proceeds thereof. The Mortgagor shall, at the Mortgagor's own expense, execute, deliver, and file any financing or continuation statements or other security agreements the Bank may require from time to time, to perfect, confirm, and maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably appoints the Bank (and any of its attorneys. officers, employees or agents) as the Mortgagor's true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution in the name of the Mortgagor, the Bank or otherwise, for the sole use and benefit of the Bank in its sole discretion but at the Mortgagor's expense, to exercise to the extent permitted by law, in its name or in the name of the Mortgagor or otherwise, the powers set forth herein, whether or not any of the Obligations are due (i) to execute, deliver or file financing statements and other agreements for or on behalf of the Mortgagor; (ii) to notify lessees under any Lease of the Bank's interest therein and require such lessees to pay all sums due thereunder to the Bank; and (iii) to correspond and negotiate directly with insurance carriers.

G.

Representations and Covenants.

1.

Payment and Performance. The Mortgagor shall pay and perform promptly as and when due (i) the Obligations in accordance with their stated terms and conditions; (ii) all obligations and liabilities under any Permitted Encumbrances (hereinafter defined); and (iii) all of its obligations as landlord under the Leases.

2.

Warranty of Title. The Mortgagor warrants to the Bank that the Mortgagor has good and marketable fee simple absolute title to the Mortgaged Property subject only to those exceptions to title which are more particularly described in the title report issued to the Bank and which exceptions are accepted by the Bank in connection with this transaction (the "Permitted Encumbrances"). The Mortgagor hereby covenants that the Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to the Bank against all lawful claims whatsoever excepting only those claiming under Permitted Encumbrances; and (ii) execute, acknowledge, and deliver all such further documents or assurances, cause to be done all such further acts as may at any time hereafter be required by the Bank to protect fully the lien of this Mortgage and pay all costs related thereto.

3.

Insurance. The Mortgagor hereby covenants to obtain and maintain at all times, throughout the term of this Mortgage, insurance covering the Mortgaged Property, in such amounts, on such forms and written by such companies, as the Bank may require from time to time. including (i) comprehensive general public liability insurance; (ii) an "All-Risk" policy covering damage due to fire and extended hazard insurance (together with vandalism and malicious mischief endorsements); (iii) if the Mortgaged Property is required or eligible to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, flood insurance; and (iv) business interruption or rental loss coverage. Each insurance policy required under this Paragraph shall be written or endorsed so as to (i) contain a standard mortgagee or lender's loss payable endorsement, as the case may be, or its equivalent; (Ii) make all losses and all returns of unearned premiums payable directly to the Bank, without contribution; (Iii) with respect to public liability coverage, name the Bank as an additional insured, as its interest may appear; and (iv) waive all rights of set off, counterclaim, deduction, or subrogation against the Mortgagor (so as not to interfere with the Bank's rights). Each insurance policy required under this Paragraph shall contain a provision to the effect that such policy shall not be canceled, altered, in any way limited in coverage, or reduced in amount unless the Bank is notified in writing at least thirty (30) days prior to such change. At least thirty (30) days prior to the expiration of any such policy, the Mortgagor shall furnish evidence satisfactory to the Bank that such policy has been renewed, replaced, or is no longer required by this Paragraph, together with proof of payment of any premiums then owing. At the request of the Bank, the Mortgagor shall deliver all original insurance policies to the Bank. The Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Property which is contributing in the event of loss, unless it is properly compatible with all of the requirements of this Paragraph.

4.

Taxes and Other Charges. The Mortgagor shall prepare and timely file all federal, state, and local tax returns required to be filed by the Mortgagor and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges or claims of any kind imposed upon the Mortgagor. the Mortgaged Property, or on any of the Mortgagor's other property before the same shall become in default or become a lien upon such property except for those taxes, assessments, and other governmental charges then being contested in good faith by the Mortgagor by appropriate proceedings and for which the Mortgagor has maintained adequate reserves in the sole judgment of the Bank. The Mortgagor shall submit to the Bank, upon request, an affidavit signed by the Mortgagor certifying that all federal, state, and local tax returns have been filed to date and all real property taxes, assessments, and other governmental charges with respect to the Mortgagor's properties have been paid to date.

5.

Escrows. The Mortgagor shall, if requested by the Bank. pay to the Bank at the time of each installment of principal and interest due under any of the Loan Documents, one twelfth (1/12) of the annual taxes and assessments levied or assessed against the Mortgaged Property and any premium for applicable insurance, as estimated by the Bank, from time to time, unless the Mortgagor demonstrates to the Bank that it is paying such taxes, assessment or insurance to a holder of a prior Permitted Encumbrance. Such payment shall be held by the Bank to be used by the Bank in payment of such taxes, assessments or insurance premium. If such escrow funds are not sufficient to pay such taxes and assessments, as the same become payable, the Mortgagor shall pay to the Bank, upon request, such additional amounts as the Bank shall estimate to be sufficient to make up any such deficiency. No amount paid to the Bank hereunder shall be deemed to be trust funds but may be commingled with general funds of the Bank, and no interest shall be payable thereon. If the Mortgagor is not required to pay such tax escrows pursuant to this section, the Mortgagor shall provide to the Bank. not later than the last date such payment is due and payable without interest or penalty, official receipted tax bills, canceled checks, or other evidence satisfactory to the Bank evidencing that such taxes and assessments have been paid in a timely manner.

6.

Transfer of Title. Without the prior written consent of the Bank in each instance, which consent may be given or withheld in the Bank's sole discretion, the Mortgagor shall not voluntarily or involuntarily cause or permit, any transfer of the Mortgaged Property or any portion thereof, whether voluntary, involuntary, by operation of law, or otherwise, nor shall the Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Property. A "transfer" of the Mortgaged Property includes (i) the direct or indirect sale. transfer or conveyance of the Mortgaged Property or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or a portion of the Mortgaged Property; (iii) the transfer (whether in one transaction or a series of transactions) of stock, partnership or other ownership interests constituting a controlling interest in the Mortgagor (if the Mortgagor is a partnership. joint venture, limited liability company or corporation); and (iv) a lease or leases which, separately or in the aggregate, cover cumulatively more than twenty percent (20%) of the usable space on the Mortgaged Property.

7.

No Liens; Removal of Fixtures. At no time during the term of this Mortgage shall the Mortgagor create or suffer to exist any mortgage, lien, security interest, encumbrance, attachment, levy, distraint, or other judicial process or burden of any kind on the Mortgaged Property or any part thereof, whether superior or inferior to the lien of this Mortgage, without the prior written consent of the Bank, which consent may be given or withheld in the Bank's sole discretion. The Mortgagor shall not remove or suffer to be removed from the Mortgaged Property any fixtures presently or in the future located on the Mortgaged Property (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value).

8.

Maintenance and Repair; Compliance with Laws. The Mortgaged Property shall, at the Mortgagor's own cost and expense, be kept and maintained in good repair, working order, and condition, and in compliance with all applicable laws, ordinances, codes, rules and regulations (collectively, "Legal Requirements") of any federal, state or local governmental entity or authority having jurisdiction (collectively "Governmental Authorities"). The Mortgagor agrees to comply, and to cause its tenants to comply with all Legal Requirements made or promulgated by any Governmental Authority now or hereafter applicable to the Mortgaged Property. The Mortgagor shall from time to time make, or cause to be made, all necessary and proper repairs and replacements required under Legal Requirements, the Leases, or otherwise required to keep the Mortgaged Property in good condition and the Mortgagor shall abstain from and shall not permit the commission of waste on or about the Mortgaged Property. The Mortgagor shall not remove, demolish, materially alter, or discontinue the use of the

Mortgaged Property, or permit the Mortgaged Property to become vacant, deserted, or unguarded. The Bank shall have the right, but not the obligation, to enter upon and inspect the Mortgaged Property at any reasonable hour.

9.

Damage, Destruction and Condemnation. If all or any part of the Mortgaged Property shall be partially or totally damaged or destroyed, or if title to or the use of the whole or any part of the Mortgaged Property shall be taken or condemned by a competent authority for any public use or purpose, then (i) there shall be no abatement or reduction in the amounts payable by the Mortgagor under the Loan Documents. and the Mortgagor shall continue to be obligated to make such payments; (ii) the Mortgagor shall immediately give notice thereof to the Bank in accordance with the terms of this Mortgage; (Iii) the Mortgagor hereby authorizes and directs any affected insurance company or condemning authority to make payment of such proceeds directly to the Bank as its interest appears; and (iv) the Mortgagor hereby authorizes and empowers the Bank to settle, adjust or compromise, any claims for loss, Damage, destruction to or condemnation of the Mortgaged Property. The Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. The Mortgagor shall, at its sole cost and expense, diligently prosecute any condemnation proceeding and shall consult with the Bank, its attorneys, and experts and cooperate with it in the defense of any such proceedings. The Bank shall have the right, in any condemnation proceedings, to do or refrain from doing whatever it deems necessary or convenient. The Mortgagor shall have no claim against the insurance proceeds or condemnation proceeds, or be entitled to any portion thereof, and all rights to insurance or condemnation proceeds are hereby assigned to the Bank to the extent of the Obligations as remain unpaid. The Bank shall have the option, in its sole discretion. of paying or applying all or any part of the insurance proceeds or condemnation proceeds payable to the Bank hereunder to (i) reduction of the Obligations; (ii) restoration, replacement and rebuilding of the Mortgaged Property or (iii) payment to the Mortgagor.

10.

Required Notices. The Mortgagor shall immediately notify the Bank of (i) the receipt of notice from any Governmental Authority relating to the Mortgaged Property or alleging a violation of Legal Requirements; (Ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Property; (iii) the receipt of any notice from the holder of any Permitted Encumbrance; (iv) the commencement of any litigation affecting or potentially affecting in a material and adverse way the financial condition of the Mortgagor or the value of the Mortgaged Property; or (v) the discovery, discharge or release for which the Mortgagor is or may be responsible under Applicable Environmental Laws (hereinafter defined).

11.

Financial Statements. Mortgagor shall so provide (a) if such Mortgagor is an individual, at least once during each period of twelve (12) consecutive months, a personal financial statement of such Mortgagor for a year ending not more than sixty (60) days earlier, in reasonable detail and certified by such Mortgagor to be complete and accurate and (b) if such Mortgagor is not an individual. (i) promptly copies of all annual reports, proxy statements and similar information distributed to shareholders, partners or other owners and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation, (ii) within sixty (60) days after the end of each of its first three fiscal quarters, consolidating and consolidated statements of income and cash flows for the quarter, for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a consolidating and consolidated balance sheet as of the quarter end, (iii) within ninety (90) days after the end of each fiscal year, consolidating and consolidated statements of such Mortgagor's income and cash flows and its consolidating and consolidated balance sheet as of the end of such fiscal year. setting forth comparative figures for the preceding fiscal year and to be __ audited __ reviewed __ compiled by an independent certified public accountant acceptable to the Mortgagee, all such statements to be certified by such Mortgagor's chief financial officer or partner to be correct and in accordance with such Mortgagor's records and to present fairly the results of such Mortgagor's operations and cash flows and its financial position at year end in conformity with generally accepted accounting principles, and (iv) with each statement of income, a certificate executed by such Mortgagor's chief executive and chief financial officers or managing partners (A) stating that the signers of the certificate have reviewed this Mortgage and the operations and condition (financial or other) of such Mortgagor and any subsidiaries during the relevant period and (B) stating that no Event of Default occurred during the period, or if an Event of Default did occur, describing its nature, the daters) of its occurrence or period of existence and what action such Mortgagor has taken with respect thereto. If no box is checked above, Mortgagor shall supply financial reports immediately upon the Mortgagee's request in the form and number of copies and at the times satisfactory to the Mortgagee. The Mortgagor shall keep and maintain complete and accurate books and records and shall permit representatives or agents of the Bank to examine and audit the Mortgagor's (and its parent's and subsidiaries', if applicable) books, records and financial information and to inspect the Mortgagor's facilities and properties. Promptly upon request of the Bank the Mortgagor shall supply, or cause to be supplied, any additional information respecting the operations, financial or otherwise, of the Mortgagor, each Obligor and shall use its best efforts to cause each lessee of the Mortgaged Property or any material portion thereof as the Bank may from time to time reasonably request. The Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by the Mortgagor and shall submit to the Bank a copy of its federal tax return immediately after filing same with the Internal Revenue Service. The Mortgagor shall furnish to the Bank, at its request, certified rent rolls and leases, as applicable, with respect to the Mortgaged Property within ninety (90) days after the end of each fiscal year.

H.

Environmental Representations and Covenants.

1.

Applicable Environmental Laws.

a.

The term "Applicable Environmental Laws" means (i) all Legal Requirements of any Governmental Authority pertaining to the preservation or enhancement of the quality of the environment or regulating or restricting the use, transfer, storage, disposal, release, discharge, production or remediation of any substance or material deemed by such Governmental Authority to be hazardous to the environment; (ii) any and all laws, regulations, and executive orders, whether federal, state or local, pertaining to environmental matters, as the same may now exist or hereafter exist or be amended or supplemented from time to time. Any terms mentioned in this Mortgage which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

b.

The Mortgagor represents and warrants that neither the Mortgagor nor the Mortgaged Property are in violation of any Applicable Environmental Law, or subject to any existing, pending, or threatened investigation or inquiry by any Governmental Authority pertaining to an alleged violation of any Applicable Environmental Law.

2.

Covenants. The Mortgagor shall not cause or permit the Mortgaged Property to be in violation of, or do anything which would subject the Mortgagor or the Mortgaged Property to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify the Bank in writing of any existing, pending, or threatened investigation or inquiry by any Governmental Authority in connection with any Applicable Environmental Law:

a.

The Mortgagor shall immediately take all steps necessary to determine whether hazardous materials have been disposed of or otherwise released or discharged on, from or affecting the Mortgaged Property;

b.

The Mortgagor will not install, suffer, or permit in the Mortgaged Property any substance deemed hazardous by federal or state regulations.

c.

If any such materials are found to be present in the Mortgaged Property, the Mortgagor agrees to remove the same promptly upon discovery at its sole cost and expense;

d.

The Mortgagor shall duly file or cause to be duly filed with all Governmental Authorities having jurisdiction such reports or information returns as may be required or appropriate under all Applicable Environmental Laws;

e.

If any lien or judgment shall be filed with respect to the Mortgaged Property arising from a violation of Applicable Environmental Laws, then the Mortgagor shall, within thirty (30) days from the date that the Mortgagor is given notice of such lien or judgment (or within such shorter period of time if any Governmental Authority has commenced steps to have the Mortgaged Property sold), pay the claim and remove the lien from the Mortgaged Property;

f.

If there shall occur any releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of hazardous materials on, from or affecting the Mortgaged Property, or otherwise caused or permitted by the Mortgagor in violation of Applicable Environmental Laws, the Mortgagor shall promptly clean it up in accordance with the provisions of all Applicable Environmental Laws and to the satisfaction of the Bank; and

3.

Right to Inspect and Cure. The Bank shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits, and testing as the Bank shall deem necessary or advisable from time to time at the sole cost and expense of the Mortgagor. The cost of such tests shall be added to the Obligations and shall be secured by this Mortgage. If the Mortgagor fails to comply with any Applicable Environmental Law, then the Bank may, at its sole discretion, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage and shall bear interest at the Default Rate (hereafter defined).

4.

Environmental Easement. The Mortgagor hereby grants and conveys to the Bank an irrevocable easement to enter on and upon the Mortgaged Property at any time and from time to time for the purpose of making such audit tests, inspections, and examinations, including subsurface exploration and testing, as the Bank deems necessary, convenient, or proper to determine whether the ownership, use, and operation of the Mortgaged Property and the conduct of the activities engaged in thereon are in compliance with federal, state, and local environmental laws, rules, and regulations. The Bank, or its designated agents, shall have the right to inspect and copy all of the Mortgagor's records relating to environmental matters and to enter all buildings or facilities of the Mortgagor for such purpose. In confirmation of the Bank's right to inspect and copy all of the Mortgagor's records relating to environmental matters and to secure the Mortgagor's obligations to the Bank in connection with the Loan Documents, and under this Environmental Inspection Easement, the Mortgagor hereby grant to the Bank a continuing security interest in and to all of the Mortgagor's existing and future records with respect to environmental matters, whether or not located at the Mortgaged Property or elsewhere, whether or not in the possession of the Mortgagor or some third party (including any federal, state, or local agency or instrumentality), and whether or not written, photographic, or computerized, and the proceeds and products thereof. The Bank, or its designated agent, may interview any or all of the Mortgagor's agents and employees regarding environmental matters, including any consultants or experts retained by the Mortgagor, all of whom are directed to discuss environmental issues fully and openly with the Bank or its designated agent and to provide such information as may be requested. All of the costs and expenses incurred by the Bank with respect to the audits, tests, inspections, and examinations which the Bank may conduct, including the fees of the engineers, laboratories, and contractors, shall be paid by the Mortgagor. The Bank may, but shall not be required to, advance such costs and expenses on behalf of the Mortgagor. All sums so advanced shall bear interest at the highest rate provided with respect to the Loan Documents.

a.

The easement granted hereby shall exist and continue until such time as all sums owed by the Mortgagor to the Bank in connection with the Loan Documents or otherwise have been repaid in full and the mortgage granted to the Bank to secure the Loan Documents has been released of record. A release of this Mortgage shall evidence a termination of the easement.

b.

The Mortgagor acknowledges that no adequate remedy at law exists for a violation of the easement granted hereby by equitable writ or decree, including temporary and preliminary injunctive relief. In the event the Bank is required to enforce it hereunder the Mortgagor shall pay all of the Bank's costs and expenses in connection therewith, including all attorney's fees incurred by the Bank.

c.

This easement shall be assignable and shall be considered assigned to whomever holds the indebtedness secured by the mortgage.

d.

The exercise of the rights granted hereunder shall not constitute the Bank a "mortgagee in possession" with respect to the Mortgaged Property.

e.

This easement is intended to be and shall be construed as an interest in the Mortgaged Property and as an easement in gross. It is not intended to be a personal right of the Bank or a mere license.

I.

Indemnification. The Mortgagor hereby agrees to and does hereby indemnify, protect, defend, and hold harmless the Bank, and any entity which "controls" the Bank, within the meaning of Section 15 of the Securities Act of 1933, as amended, any member, officer, director, official, agent, employee, or attorney of the Bank, and their respective heirs, successors, and assigns (collectively the "Indemnified Parties"), from and against any and all losses, damages, expenses, or liabilities of any kind or nature, and from any suits, claims, or demands, including counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties). In case any action shall be brought against the Bank or any other Indemnified Party in respect to which indemnity may be sought against the Mortgagor, the Bank or such other Indemnified Party shall promptly notify the Mortgagor; provided however, that the failure to so notify the Mortgagor shall not relieve the Mortgagor of any liability it may have under these indemnification provisions or from any liability which it may otherwise have to the Bank or such other Indemnified Party. Promptly following such notification, the Mortgagor shall assume the defense thereof, including the employment of counsel selected by the Mortgagor and satisfactory to the Bank or such other Indemnified Party, and the payment of all costs and expenses relating thereto. The Bank shall have the right, at its sole option, but at the Mortgagor's sole cost and expense, to employ separate counsel in any such action and to participate in the defense thereof. The Mortgagor shall not be liable for any settlement of any such action unless the Mortgagor consents, which consent shall be reasonably given, but if settled with the Mortgagor's consent, or if there be a final judgment for the claimant in any such action, the Mortgagor agrees to indemnify and hold harmless the Bank from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section shall survive the repayment of the Obligations.

J.

No Release; No Waiver. Any extension of the time for payment, or any modification of the amortization of the sums secured by this Mortgage or any release of any Obligor or all or any part of the Mortgaged Property, granted by the Bank to the Mortgagor or any other Obligor shall not operate to release the liability of the Mortgagor, any other Obligor under the terms of the Loan Documents or this Mortgage or any other collateral for the Obligations. Any forbearance by the Bank in exercising any right or remedy hereunder or otherwise afforded by applicable law shall not be a waiver of, or preclude the exercise of, any right or remedy.

K.

Events of Default. The occurrence of anyone of the following shall constitute an event of default ("Event of Default") under this Mortgage:

1.

Breach. A breach by the Mortgagor or any Obligor of any term, obligation, provision, covenant, representation or warranty, arising under (i) this Mortgage or any other Loan Document, including failure to pay when due (whether at stated maturity, by acceleration or otherwise) the Obligations or any portion thereof or there occurs any event which after notice or lapse of time, or both, will permit such acceleration; (ii) any present or future agreement with or in favor of the Bank or any Affiliate, including the failure to make any payment when due (whether at stated maturity, by acceleration or otherwise) or any portion thereof or there occurs any event which after notice or lapse of time, or both, will permit such acceleration; or (iii) any present or future agreement or instrument for borrowed money or other financial accommodations with any person or entity;

2.

Bankruptcy; Insolvency. (i) The Mortgagor or any Obligor commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing; (ii) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of the Mortgagor or any Obligor and such involuntary petition is not dismissed within 30 days or an order for relief is entered in any such proceeding; (iii) the appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for the Mortgagor or any other Obligor or any of its property, or the taking of possession of any part of the property of the Mortgagor or any other Obligor at the instance of any governmental authority; or (iv) the Mortgagor or any other Obligor becomes insolvent (however defined), is generally not paying its debts as they become due, or has suspended transaction of its usual business;

3.

Death; Reorganization. The death or incompetence (if an individual) or the dissolution, merger, consolidation, or reorganization of the Mortgagor or any other Obligor;

4.

Material Misstatement. Any statement, representation or warranty made in or pursuant to this Mortgage or any other Loan Document or to induce the Bank to accept this Mortgage or to enter into or accept any other Loan Document shall prove to be untrue or misleading in any material respect or, if upon the date of execution of this Mortgage, there shall have been any materially adverse change in any of the facts disclosed in any financial statement, representation or warranty that was not disclosed in writing to the Bank at or prior to the time of execution hereof;

5.

Additional Debt; Granting of Security Interest. The Mortgagor or any Obligor (i) incurs or assumes additional debt other than debt incurred for normal consumer purposes, debt to the Bank or an Affiliate or trade debt in the ordinary course of its business; or (i1) creates, permits or grants any lien or security interest in any of its property on which the Bank has a lien or security interest;

6.

Entry of Judgment. The filing, entry, or issuance of any judgment, execution, garnishment, attachment, distraint, or lien against the Mortgagor or any Obligor or its property; the entry of any order enjoining or restraining the Mortgagor or any Obligor or restraining or seizing any property of the Mortgagor or any Obligor or the Mortgagor or any Obligor is convected of a felony;

7.

Transfer of Assets. The Mortgagor transfers all or any part of the Mortgaged Property or the Mortgagor or any other Obligor transfers or sells all or substantially all of its assets, without the prior written consent of the Bank;

8.

Loan Documents. Any Loan Document ceases to be in full force and effect or the validity or enforceability thereof is contested by any Obligor or any representative thereof; or

9.

Pension Plan; Change in Management. Any pension plan of any Mortgagor or Obligor fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on any Mortgagor's or Obligor's ability to repay its debts; there occurs any change in the management of any Mortgagor or Obligor which is, in the opinion of the Bank materially adverse to its interest and which remains uncorrected for thirty (30) days after the Bank notifies the Mortgagor or the respective Obligor of its opinion.

L.

Remedies. Upon and following the occurrence of an Event of Default:

1.

Advances. The Bank shall have the right, at its election, but not the obligation, to make any payment or expenditure and to take any action which the Mortgagor should have made or taken or which the Bank deems advisable to protect the security of this Mortgage or the Mortgaged Property. Such action shall be without prejudice to any of the Bank's rights or remedies available under this Mortgage or the other Loan Documents or otherwise at law or in equity. All such sums, as well as costs and expenses, advanced by the Bank shall be immediately due from the Mortgagor to the Bank, shall become part of the Obligations secured by this Mortgage and the other Loan Documents, and shall bear interest (including after any judgment obtained on account of any of the Obligations) at the applicable rate provided in the Loan Documents in effect after maturity or default (the "Default Rate") until repayment in full to the Bank. The Mortgagor agrees that all of the Obligations and other obligations of the Mortgagor to the Bank under the Loan Documents, including obligations to reimburse the Bank for advances, shall survive the entry of any judgment lien on account of the Obligations or any judgment in mortgage foreclosure, whether such obligations arise before or after the entry of judgment.

2.

Other Remedies. The Bank shall have the right, at its election, to take anyone or more of the following actions: (i) to declare all the Obligations secured by this Mortgage to be immediately due and payable (except that upon the occurrence of any Event of Default described in Paragraph K(2), such Obligations shall automatically be due and payable without notice or demand); (Ii) to obtain judgment for the Obligations together with interest on such judgment at the Default Rate until payment in full is received by the Bank and to obtain execution upon the Mortgaged Property or other property of the Mortgagor on account of such judgment; (i1i) to obtain possession of the Mortgaged Property and (with or without obtaining possession) to enforce the Leases, collect the Income and rent the Mortgaged Property, either in its name or in the name of the owner, and apply the Income and rents, at the Bank's option, to the payment of any charges and expenses of the Mortgaged Property in such order and amounts as the Bank in its sole discretion may determine, being accountable only for such rents and profits collected by it while in possession; (iv) to foreclose this Mortgage; (v) to obtain appointment of a receiver of the Mortgaged Property without the necessity of proving either inadequacy of the security or insolvency of the Mortgagor or any other Obligor, and the Mortgagor and each such person waive such proof and consent to the appointment of such receiver; (vi) to apply on account of the Obligations, in any order and amounts as the Bank may determine and whether or not a deficiency action shall have been instituted, any unexpended money still retained by the Bank that was paid by the Mortgagor to the Bank for the payment of, or as security for the payment of, taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or in order to secure the performance of some act by the Mortgagor; (vii) to collect from the Mortgagor monthly, in advance, so long as the Mortgagor remains in possession of all or any part of the Mortgaged Property, the fair and reasonable market value for the Mortgagor's use and occupation of the Mortgaged Property; or (viii) to exercise all rights of a secured party under the Uniform Commercial Code. If the Obligations, as evidenced by a single note or other written instrument shall exceed the amount secured by this Mortgage, or as evidenced by a combination of same that singularly or in any part collectively may be less than said secured amount but combined exceed said secured amount, the Bank, in any foreclosure hereof, shall have the right to sue and collect the excess in the same action as commenced for the foreclosure hereof, and recover a money judgement for said excess with all the rights attendant thereto, including the issuance of an execution to the Sheriff for collection thereof, and Mortgagor and any Obligor hereby waives any defense based upon a claim that in doing so, the Bank is splitting its cause of action if it seeks to foreclose this Mortgage for part of the Obligations and recover at law for another part.

3.

Confession of Judgment for Possession. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR, THE MORTGAGOR HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND ON ADVICE OF SEPARATE COUNSEL OF THE MORTGAGOR, UNCONQITIONALLY WAIVES ANY AND ALL RIGHTS THE MORTGAGOR HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR, AS WELL AS FOR THE PERSONS CLAIMING UNDER, BY, OR THROUGH MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR AND ALL PERSONS CLAIMING UNDER, BY, OR THROUGH MORTGAGOR, IN FAVOR OF THE BANK FOR THE RECOVERY BY THE BANK OF POSSESSION OF THE MORTGAGED PROPERTY, FOR WHICH THIS MORTGAGE (OR A COPY THEREOF VERIFIED BY AFFIDAVIT) SHALL BE A SUFFICIENT WARRANT; WHEREUPON A WRIT OF POSSESSION OFTHE MORTGAGED PROPERTY MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT STAY OF EXECUTION, MORTGAGOR HEREBY RELEASING AND AGREEING TO RELEASE THE BANK AND ANY SUCH ATTORNEY FROM ALL PROCEDURAL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT THE BANK SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE ON THE BANK'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE. IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD, OR BE TERMINATED, OR POSSESSION OF THE MORTGAGED PROPERTY REMAIN IN OR BE RESTORED TO MORTGAGOR OR ANYONE CLAIMING UNDER, BY, OR THROUGH MORTGAGOR, THE BANK MAY, WHENEVER AND AS OFTEN AS THE BANK SHALL HAVE THE RIGHT TO TAKE POSSESSION AGAIN OF THE MORTGAGED PROPERTY, BRING ONE OR MORE FURTHER ACTIONS IN THE MANNER HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED, AND THE AUTHORITY AND POWER ABOVE GIVEN TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER ACTIONS IN EJECTMENT AND CONFESSION OF JUDGMENT THEREIN AS HEREINABOVE PROVIDED WHETHER BEFORE OR AFTER AN ACTION OF MORTGAGE FORECLOSURE IS BROUGHT OR OTHER PROCEEDINGS IN EXECUTION ARE INSTITUTED UPON THIS MORTGAGE OR ANY INSTRUMENT THEN EVIDENCING ANY OF THE OBLIGATIONS, AND AFTER JUDGMENT THEREON OR THEREIN AND AFTER A JUDICIAL SALE OF THE MORTGAGED PROPERTY.

4.

Uniform Commercial Code Disposition. With respect to that portion of the Mortgaged Property governed by the Uniform Commercial Code, the Bank shall have the right, upon five (5) calendar days' prior written notice to the Mortgagor (or one (1) day notice by telephone with respect to Mortgaged Property that is perishable or threatens to decline rapidly in value}, which the Mortgagor hereby acknowledges to be sufficient, commercially reasonable and proper, to sell, lease or otherwise dispose of any or all of the Mortgaged Property at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Bank's expenses in preparing the Mortgaged Property for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Obligations. The Mortgagor waives the benefit of any marshaling doctrine with respect to the Bank's exercise of its rights hereunder. The Mortgagor grants a royalty-free license to the Bank for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights to permit the Bank to exercise all rights granted to the Bank under this Paragraph. The Bank or anyone else may be the purchaser of any or all of the Mortgaged Property so sold and thereafter hold such Mortgaged Property absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Mortgagor, any such notice, right or equity of redemption being hereby expressly waived and released.

5.

No Marshaling. In the event of a foreclosure or other judicial sale of the Mortgaged Property, the Mortgaged Property may be sold in one or several parcels in any order the Bank, in its sole discretion, may determine and without regard to principles of marshaling.

6.

Remedies Cumulative; No Waiver. The rights, powers and remedies hereunder and under the other Loan Documents and cumulative and concurrent, and are not exclusive of any other rights, powers or remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

7.

Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Obligations, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Mortgage and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Mortgage and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the release of any security interest, lien or encumbrance securing the Obligations or any other action which the Bank may have taken in reliance upon its receipt of such payment.

8.

Right of Setoff. The Bank shall have the right to set off against the Obligations any property held in a deposit or other account with the Bank or any of its Affiliates or otherwise owing by the Bank or any of its Affiliates in any capacity to Mortgagor or any Obligor. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

M.

Miscellaneous.

1.

Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Mortgagor (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Mortgagor's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). For any notice under 42 Pa C.S.A. §8143 being delivered by personally delivery, such personally delivered notice must be delivered to the Bank at: M&T Bank, One M&T Center, Fountain Plaza, Buffalo, New York, attn: Collateral and Documentation Department. Notice bye-mail is not valid notice under this or any other agreement between Mortgagor and the Bank.

2.

Costs, Expenses and Professional Fees. Whether or not the transactions contemplated by this Mortgage or any of the other Loan Documents are fully consummated, the Mortgagor shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of the Mortgaged Property, administration and enforcement of this Mortgage or any of the other Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Bank (including the Bank's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal or external audit or examination fees and costs, stamp, excise and other taxes, the fees of the Bank's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Mortgaged Property, and for the care and preparation for sale of the Mortgaged Property (including insurance costs) and defending and asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise. The Mortgagor's reimbursement obligations under this Paragraph shall survive any termination of the Loan Documents. Costs, expenses and fees shall accrue interest at the highest default rate set forth in the respective Loan Documents evidencing the Obligations from the date of demand until payment is actually received by the Bank. Each such cost, expense and fees and any interest thereon shall constitute part of the Obligations and be secured by this Mortgage and may be added to the judgment in any suit brought by the Bank against Mortgagor on this Mortgage.

3.

Governing Law and Jurisdiction. This Mortgage has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. Except as otherwise provided under federal law, this Mortgage will be interpreted in accordance with the laws of the Commonwealth of Pennsylvania excluding its conflict of laws rules. MORTGAGOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT MORTGAGOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS MORTGAGE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST MORTGAGOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF MORTGAGOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Mortgagor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Mortgagor. Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

4.

Integration; Amendment. This Mortgage and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Mortgage, and no waiver of anyone or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude full and timely exercise by the Bank at any time of any right or remedy of the Bank without notice or demand, at the Bank's sole option.

5.

Successors and Assigns. This Mortgage (i) shall be binding upon the Mortgagor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; and (ii) shall inure to the benefit of the Mortgagor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Mortgagor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Mortgagor shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participation in some or all of the Loan Documents or the obligations evidenced thereby. The Mortgagor authorizes the Bank to provide information concerning the Mortgagor to any prospective purchaser, assignee or participant.

6.

Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Mortgage or any instrument or agreement required hereunder shall not in anyway affect or impair the legality, enforceability or consistency of the remaining provisions of this Mortgage or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Mortgagor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against anyone party but shall be interpreted consistent with the Bank's policies and procedures. In this Mortgage, the singular includes the plural and the plural the singular; references to statutes and rules are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Agreement unless otherwise indicated.

7.

Joint and Several Liability. In the event that the Mortgagor consists of more than one person or entity, the obligations hereunder (including performance obligations) of each such person or entity shall be joint and several and the word "Mortgagor" means each of them, any of them or all of them.

8.

Judicial Proceeding; Waivers.

THE MORTGAGOR AND THE BANK ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE MORTGAGOR OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE MORTGAGOR, ON OR WITH RESPECT TO THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, THE MORTGAGED PROPERTY OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (Ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THE BANK WOULD NOT EXTEND CREDIT TO THE MORTGAGOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

IN WITNESS WHEREOF, the Mortgagor, intending to be legally bound hereby, has executed and sealed this Mortgage on the day and year first above written.

BLUE RIDGE REAL ESTATE COMPANY

BY: /s/ Eldon D. Dietterick

ELDON D. DIETTERICK, Executive Vice President and Treasurer

CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF CARBON, SS.:

On the 15th day of June, in the year 2007, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared ELDON D. DIETTERICK, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Eric D. Hanna

Notary Public

My commission expires

COMMONWEALTH OF PENNSYLVANIA

Notarial Seal

Eric D. Hanna, Notary Pubic

Tobyhanna Twp., Monroe County

My Commission Expires Jan. 31, 2009

Member, Pennsylvania Association of Notaries

SCHEDULE A

ATTACH LEGAL DESCRIPTION OF MORTGAGED PROPERTY: